UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2022

Griffin Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245

(Address of principal executive offices, including zip code)

(310) 606-3200

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 4, 2022, Griffin Realty Trust, Inc. (the “Registrant”) amended and restated its bylaws primarily to conform to changes made in the Registrant’s charter, which charter amendment is discussed at Item 8.01 below.  The amendment to the bylaws effected the following:

●	Elimination of the requirement that the annual meeting of the stockholders be held not less than 30 days after delivery of the Registrant’s annual report to stockholders;

●	Elimination of the requirement that the Registrant hold a special meeting of stockholders upon the written request of holders of shares entitled to cast not less than 10% of the votes entitled to be cast at such meeting and elimination of related notice and date requirements with respect to such meeting;

●	Elimination of the requirement that a majority of the independent directors approve any Board action pertaining to any transaction in which an advisor, director or officer of the Registrant has a direct or indirect interest;

●	Elimination of the requirement that replacements for vacancies among the independent director positions on the Board be nominated by a majority of the independent directors;

●	Modifying provisions with respect to the presumption of assent to action by a director who was present at a meeting at which the action was taken so that they conform to the requirements of Maryland law with respect to the option of filing a dissent by certified mail withing 24 hours after the adjournment of the meeting;

●	Elimination of the requirement that a majority of the members of all committees of the Board consist of independent directors; and

●	Modifying provisions with respect to the information to be delivered to holders of uncertificated shares to make clear that such information is to be provided only upon request of a stockholder, as required by Maryland law.

The summary above is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 8.01.	Other Events

June 30, 2022 Net Asset Value Per Share

On October 1, 2021, the Registrant reported that it had temporarily suspended its quarterly publishing of net asset value (“NAV”) per share of common stock. The Board of Directors of the Registrant (the “Board”) authorized the suspension in light of the Registrant’s pursuit of certain strategic initiatives. The Board has determined it is appropriate for the Registrant to resume publishing the NAV per share of common stock and to plan to continue doing so on an annual basis (or more frequently should the Board determine that it is in the Registrant’s best interest to do so in light of significant developments that could affect NAV per share).

Set forth below are the components of the Registrant’s daily NAV as of June 30, 2022 and 2021, calculated in accordance with the Registrant’s valuation procedures (in thousands, except share and per share amounts):

	June 30, 2022	June 30, 2021
Real Estate Asset Fair Value (Industrial)	$1,102,203	$977,261
Real Estate Asset Fair Value (Office, including land parcel)	3,712,649	4,639,644
Goodwill (Management Company Value)	230,000	230,000
Interest Rate Swaps at Fair Value	21,462	(39,317)
Perpetual Convertible Preferred Stock	(125,000)	(125,000)
Other Assets, net	156,860	96,635
Total Debt at Fair Value	(2,457,002)	(2,537,117)
Consolidated NAV	$2,641,172	$3,242,106

Total Shares and OP Units Outstanding	355,905,189	356,167,456
Consolidated NAV per share	$7.42	$9.10

The following table sets forth the changes to the components of NAV for the Registrant and the reconciliation of NAV changes for each class of shares (dollars in thousands, except share and per share amounts):

	Share Classes
	Class T	Class S	Class D	Class I	Class E	IPO (1)	OP Units	Total

NAV as of June 30, 2021	$5,193	$16	$382	$17,565	$2,267,807	$660,434	$290,709	$3,242,106
Fund level changes to NAV
Unrealized gain on net assets	(911)	(3)	(68)	(3,075)	(395,791)	(115,270)	(50,771)	(565,889)
Unrealized loss on interest rate swaps	98	—	7	330	42,495	12,392	5,457	60,779
Dividend accrual	(109)	—	(10)	(502)	(65,243)	(19,196)	(8,365)	(93,425)
Class specific changes to NAV
Stockholder servicing fees/distribution fees	(40)	—	(1)	—	—	—	—	(41)
NAV as of June 30, 2022 before share/unit sale/redemption activity	$4,231	$13	$310	$14,318	$1,849,268	$538,360	$237,030	$2,643,530

Shares/ OP Units sale/redemption activity- Dollars
Amount sold	$22	$—	$3	$124	$8,732	$2,767	$—	$11,648
Amount redeemed and to be paid	—	—	—	(79)	(10,732)	(3,195)	—	(14,006)
NAV as of June 30, 2022	$4,253	$13	$313	$14,363	$1,847,268	$537,932	$237,030	$2,641,172

Shares/ OP Units outstanding as of June 30, 2021	562,852	1,802	41,709	1,907,000	248,738,990	73,076,204	31,838,899	356,167,456
Shares/OP Units sold	2,408	—	309	13,432	958,493	306,677	—	1,281,319
Shares/OP Units redeemed	—	—	—	(8,610)	(1,180,723)	(354,253)	—	(1,543,586)
Shares/units outstanding as of June 30, 2022	565,260	1,802	42,018	1,911,822	248,516,760	73,028,628	31,838,899	355,905,189

NAV per share as of June 30, 2021	$9.23	$9.22	$9.21	$9.21	$9.12	$9.04		$9.10
Change in NAV per share/unit	(1.70)	(1.70)	(1.70)	(1.70)	(1.69)	(1.67)		(1.68)
NAV per share as of June 30, 2022	$7.53	$7.52	$7.51	$7.51	$7.43	$7.37		$7.42

(1) IPO shares include Class A, Class AA, and Class AAA shares.

Our valuation methodology began with appraisals of each of our 121 developed real estate assets as of June 30, 2022. Our independent valuation firm utilized the discounted cash flow approach to create a range of values for each of these developed properties. With respect to the Lynnwood land parcel, the independent valuation firm relied on the comparable market transactions approach.

The independent valuation firm calculated the discounted cash flow value of each of the 121 developed properties by applying ranges of discount rates and terminal capitalization rates to property-level cash flow estimates. These ranges were developed based on comparable market transactions and were adjusted for unique property- and market-specific factors. The independent valuation firm determined that the value of the land parcel remained consistent with its previously ascribed value after consideration of recent comparable transactions.

The following reflects (i) the range of real estate values, cash flow discount rates and terminal capitalization rates for the 121 developed properties using the discounted cash flow approach, and (ii) the land parcel value, consistent with its previously ascribed value.

Industrial Valuation Rates (Wtd. Avg.)
	Low	Midpoint	High
Cash Flow Discount Rate	5.87%	6.13%	6.38%
Terminal Capitalization Rate	4.87%	5.12%	5.38%

Office Valuation Rates (Wtd. Avg.)
	Low	Midpoint	High
Cash Flow Discount Rate	7.92%	8.18%	8.43%
Terminal Capitalization Rate	7.14%	7.40%	7.64%

Real Estate Values (in thousands, except per share amount)
	Low	Midpoint	High
Industrial	$1,102,203	$1,160,787	$1,225,884
Office, including land parcel	3,712,649	3,860,354	4,019,094
Total Real Estate Value	$4,814,852	$5,021,141	$5,244,978
Impact to NAV Per Share	-	$0.58	$1.21

Valuations for most property types continue to fluctuate due to weakness in current real estate capital markets as a result of economic uncertainty, rising concern about inflation and higher interest rates, and the reluctance to transact in various asset classes. The markets are causing office and industrial assets to experience divergent prospects: office valuations have been negatively impacted due to, among other things, pandemic-related work-from-home trends. Industrial valuations have generally improved over the last year due to, among other things, increased demand for warehouse and distribution infrastructure to meet the needs of increased e-commerce. Given this market volatility, and our own observations as we pursue sales of properties as part of our strategic monetization plan, in determining our updated NAV we selected the lower end of the range of real estate values calculated by our independent valuation firm. Our NAV estimates may be updated in the future as a result of our future transaction activity or other significant developments that could affect our NAV per share.

Share Redemption Program

Effective August 5, 2022, the Registrant adopted an amended and restated its Share Redemption Program. As was the case prior to the most recent suspension of the Share Redemption Program, redemptions under the Second Amended and Restated Share Redemption Program (the “SRP”) will be limited to those in connection with a stockholder’s death, “Qualifying Disability” or “Determination of Incompetence”. Redemption requests are scheduled to commence with new submissions this quarter (3Q 2022). The first “Redemption Date” is September 30, 2022.

The SRP differs from that in effect prior to its suspension in the following ways:

●	The cap on redemptions is no longer tied to the net asset value of the shares sold pursuant to the Dividend Reinvestment Plan during the previous quarter. Instead, quarterly redemptions will be capped at $5 million (or some other quarterly or annual amount determined by the Board and announced at least 10 business days before the applicable redemption date). In addition, during any calendar year, with respect to each class of shares of common stock, the Registrant may redeem no more than 5% of the weighted-average number of shares of such class outstanding during the prior calendar year.

●	Redemptions occur on the last business day of each quarter; provided that the first redemption date after announcement of an updated estimated net asset value will be no less than 10 business days after the announcement of the net asset value.

●	The deadline to submit a redemption request has been lengthened from two business days before quarter end to five business days.

●	Withdrawal of redemption requests must now be in writing.

●	The suspension or amendment of the SRP will require 10 business days’ notice (instead of 30 calendar days); provided that the SRP will automatically be suspended upon the development of a secondary market for the Registrant’s shares of common stock.

●	Redemption for failure to maintain a minimum account balance of $2,500 must occur on the last business day of the quarter.

The summary above is qualified in its entirety by reference to the full text of the Second Amended and Restated Share Redemption Program, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Second Articles of Amendment and Restatement

On August 4, 2022, the Second Articles of Amendment and Restatement of the Registrant were filed with the Maryland Department of Assessments and Taxation (the “MDAT”).  The Second Articles of Amendment and Restatement were approved by the stockholders in 2019 with the understanding that it was to be filed by the Registrant with the MDAT within five years of stockholder approval in the event the Board determines it is in the Registrant’s best interest to effectuate a potential liquidity event or other strategy.  A summary of the changes effected by the Second Articles of Amendment and Restatement were set forth in the Registrant’s joint proxy statement and prospectus dated February 4, 2019. The Second Articles of Amendment and Restatement are filed as Exhibit 3.1 to this Current Report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Second Articles of Amendment and Restatement
3.2	Amended and Restated Bylaws
4.1	Second Amended and Restated Share Redemption Program
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this Current Report on Form 8-K reflect the Registrant’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Registrant’s actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the COVID-19 pandemic and resulting economic disruption on the markets in which we operate and on work-from-home trends, occupancy, rent deferrals and the financial condition of the Registrant’s tenants; whether any easing of the pandemic or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; anticipated asset dispositions, the availability of suitable disposition opportunities; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Registrant’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A. “Risk Factors” of the Registrant’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Registrant cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Registrant’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. Furthermore, the Registrant disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Additional Information and Where to Find It

In connection with its 2022 annual meeting of stockholders (“Annual Meeting”), the Registrant will file a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, the Registrant intends to mail or otherwise provide the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. INVESTORS AND SECURITY HOLDERS OF THE REGISTRANT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ANNUAL MEETING THAT THE REGISTRANT FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING. The definitive proxy statement, the preliminary proxy statement and any other documents filed by the Registrant with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com or by writing to Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245.

The Registrant and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the Registrant’s stockholders with respect to the Annual Meeting. Information about the Registrant’s directors and executive officers and their ownership of the Registrant’s securities is set forth in the Registrant’s Annual Report on Form 10-K/A filed with the SEC on April 29, 2022. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com. Additional information regarding the identity of participants in the solicitation of proxies will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Realty Trust, Inc.

Date: August 5, 2022	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer